UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                     FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                             OF THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  January 28, 2000

                             --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-12167             54-1217099

(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


           18880 HOMESTEAD ROAD, CUPERTINO, CA                   95014
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          (Address of principal executive office)           (Zip Code)


    Registrant's telephone number, including area code:   (408) 863-9900

                             --------------------------

                                  (Not Applicable)
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   OTHER EVENTS

On January 28, 2000, Rational Software Corporation, a Delaware corporation and the registrant herein, announced that it has entered into an agreement to sell $425 million of 5% convertible subordinated notes (not including an over-allotment option of up to $75 million) to qualified institutional buyers. The notes are convertible into shares of Rational's common stock at a purchase price of approximately $71.44 and will be due February 1, 2007. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c) Ehibits

Exhibit No.    Description
----------     -------------------------------------------------------
99.1           Press Release dated January 28, 2000 released by the Company




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                RATIONAL SOFTWARE CORPORATION
                                                (Registrant)

January 31, 2000
                                                Timothy A. Brennan,
                                         Chief Financial Officer and Secretary